EXHIBIT 10.25

JAG MEDIA HOLDINGS, INC.
6865 S.W. 18TH STREET, SUITE B13
BOCA RATON, FL 33433
February 26, 2007
Cornell Capital Partners, LP
101 Hudson Street
Suite 3700
Jersey City, NJ 07302
-and-
Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707

Re:	Agreement dated as of January 24, 2007 Among JAG Media Holdings, Inc., Cornell Capital Partners, L.P., Cryptometrics, Inc., Robert Barra and Michael Vitale (“Cornell Agreement”)
Gentlemen:
This will confirm our understanding that the automatic termination date of March 15,
2007, set forth in the last sentence of paragraph 1 of the Cornell Agreement is hereby changed to April 6, 2007.
Except as otherwise set forth in this agreement, the Cornell Agreement shall remain unchanged and in full force and effect.
If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.
[SIGNATURES APPEAR ON NEXT PAGE]

Sincerely yours,
JAG Media Holdings, Inc.

By:	/s/ Thomas J. Mazzarisi
Name: Thomas J. Mazzarisi
Title: Chairman & CEO Date: February 26, 2007

AGREED AND ACCEPTED: Cornell Capital Partners, LP
By:	Yorkville Advisors, LLC
Its: General Partner

By:	/s/ Mark Angelo
Mark Angelo, Portfolio Manager
Date: March 1, 2007

Cryptometrics, Inc.
By:	/s/ Robert Barra
Name: Robert Barra
Title: Co-CEO Date: February 27, 2007